                                                              Exhibit 25.1

                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549

                                  FORM T-1

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)

                     IBJ WHITEHALL BANK & TRUST COMPANY
            (Exact name of trustee as specified in its charter)

         New York                                          13-6022258
(Jurisdiction of incorporation                           (I.R.S. employer
or organization if not a U.S. national bank)           identification No.)

One State Street, New York, New York                         10004
(Address of principal executive offices)                   (Zip code)

                    LUIS PEREZ, ASSISTANT VICE PRESIDENT
                     IBJ WHITEHALL BANK & TRUST COMPANY
                              One State Street
                          New York, New York 10004
                               (212) 858-2000
         (Name, address and telephone number of agent for service)

                           U.S. HOME CORPORATION
            (Exact names of obligor as specified in its charter)

        Delaware                                          21-0718930
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                       identification No.)

10707 Clay Road
Houston, Texas                                               77041
(Address of principal executive offices)                   (Zip code)

                           Senior Debt Securities
               to be registered under U.S. Home Corporation=s
                 Form S-3 under the Securities Act of 1933
                   to be offered on a delay or continuous
                    basis pursuant to Rule 415 under the
                     Securities Act of 1933, as amended
                     ----------------------------------
                      (Title of indenture securities)

Item 1.         General information

                       Furnish the following information as to the trustee:

         (a)               Name and address of each examining or supervising
                       authority to which it is subject.

                                    New York State Banking Department
                                    Two Rector Street
                                    New York, New York

                                    Federal Deposit Insurance Corporation
                                    Washington, D.C.

                                    Federal Reserve Bank of New York
                                    Second District,
                                    33 Liberty Street
                                    New York, New York

         (b)               Whether it is authorized  to exercise  corporate
                       trust powers.

                                    Yes


Item 2.         Affiliations with the Obligor.

                           If the obligor is an affiliate of the trustee, describe each such affiliation.

                           The obligor is not an affiliate of the trustee.


Item 13.                   Defaults by the Obligor.


                  (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                                    None

                  (b) If the trustee is a trustee under another indenture under which any other securities, or certificates
                           of  interest  or   participation  in  any   other
                           securities, of the obligors are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series
                           affected, and   explain  the  nature  of  any  such
                           default.

                                    None

Item 16.          List of exhibits.

                         List below all exhibits filed as part of this statement of eligibility.

         *1. A copy of the Charter of IBJ Whitehall Bank & Trust Company as amended to date. (See Exhibit 1A to Form T-1, Securities and Exchange Commission File No 22-18460 and Exhibit 25.1 to Form T-1, Securities and Exchange Commission File No. 333-46849).

         *2. A copy of the Certificate of Authority of the trustee to Commence Business (Included in Exhibit 1 above).

         *3. A copy of the Authorization of the trustee to exercise corporate trust powers, as amended to date (See Exhibit 4 to Form T-1, Securities and Exchange Commission File No. 22-19146).

         *4. A copy of the existing By-Laws of the trustee, as amended to date (See Exhibit 25.1 to Form T-1, Securities and Exchange Commission File No. 333-46849).

          5.               Not Applicable

          6. The consent of United States institutional trustee required by Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

* The Exhibits thus designated are incorporated herein by reference as exhibits hereto. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.

                                    NOTE


         In answering any item in this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor and its directors or officers, the trustee has relied upon information furnished to it by the obligor.

         Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to
         Item  2,  the   answer  to  said  Item  is  based  on   incomplete
         information.

         Item 2, may, however, be considered as correct unless amended by an amendment to this Form T-1.

         Pursuant to General Instruction B, the trustee has responded to Items 1, 2 and 16 of this form since to the best knowledge of the trustee as indicated in Item 13, the obligor is not in default under any indenture under which the applicant is trustee.

                                            SIGNATURE

                  Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, IBJ Whitehall Bank & Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility & qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 19th day of March, 1999.



                                     IBJ WHITEHALL BANK & TRUST COMPANY




                                     By:   /s/Luis Perez
                                           ------------------------
                                           Luis Perez
                                           Assistant Vice President

                                             Exhibit 6

                                        CONSENT OF TRUSTEE



                  Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the issuance by US Home Corporation, of its Senior Debt Securities, we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                    IBJ WHITEHALL BANK & TRUST COMPANY



                                    By:   /s/Luis Perez
                                          --------------------------
                                          Luis Perez
                                          Assistant Vice President










Dated:  March 19, 1999